UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 19, 2016

CALAVO GROWERS, INC.

(Exact Name of Registrant as Specified in Charter)

California	000-33385	33-0945304
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1141-A Cummings Road, Santa Paula, California 93060

(Address of Principal Executive Offices) (Zip Code)

(Former Name or Former Address, if Changed Since Last Report)

Registrant’s telephone number, including area code: (805) 525-1245

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Effective January 19, 2016, Calavo Growers, Inc. (“we” or “the Company”), and Bank of America, N.A. (“BoA”), entered into an agreement, Amendment no. 7 to Loan Agreement (the “Agreement”), which amended our existing credit facility with BoA. Under the terms of the Agreement, the expiration date has been extended from February 1, 2016 to June 1, 2016.

In addition, effective January 19, 2016, Calavo Growers, Inc. and Farm Credit West, PCA (“FCW”), entered into a letter agreement, which serves as an amendment to the Revolving Credit Agreement dated May 31, 2011. Under the terms of this letter agreement, the expiration date has been extended from February 1, 2016 to June 1, 2016.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 in its entirety.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

10.1 Amendment No. 7 to Business Loan Agreement, dated as of January 19, 2016 between Bank of America, N.A. and Calavo Growers, Inc, .

10.2 Letter Amendment to Revolving Credit Facility, dated January 19, 2016 between Farm Credit West, PCA and Calavo Growers, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Calavo Growers, Inc.
January 25, 2016
	By:	/s/ Lecil E. Cole
Lecil E. Cole
Chairman of the Board of Directors, Chief Executive Officer(Principal Executive Officer)

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